Exhibit 99.1

AYRO, Inc. Announces Target Goal of Acquiring$100 million in Crypto Assets in the Stablecoin Industry

Crypto expert James Altucher to lead the Company’s digital asset treasury strategy, focused on the first pure play, investing in multiple tokens that are building the foundation of the stablecoin industry

NEW YORK, NY (August 5, 2025) – AYRO, Inc. (NASDAQ: AYRO) (“AYRO” or the “Company”), today announced the launch of the first pureplay multi-token investment strategy targeting the acquisition of $100 million in crypto tokens that are directly capitalizing on the rapid growth of the stablecoin industry.

Led by bestselling author and crypto thought leader James Altucher, who joins the Company as its Digital Treasury Asset Manager, the strategy represents the first pure play, multi-token investment vehicle designed to act as a proxy for the exponential growth of the stablecoin market. Altucher is a venture capitalist and early crypto pioneer with hundreds of thousands of subscribers for his crypto-based research service.

“With over $27 trillion in stablecoin transactions in the past year, surpassing both Mastercard & Visa combined, and projections by Standard Chartered suggesting tenfold growth over the next three years, we believe this is the most compelling growth opportunity today,” said Josh Silverman, AYRO Executive Chairman. “By leveraging our balance sheet to acquire crypto tokens that are expected to appreciate with the stablecoin ecosystem, we are creating the first pure proxy in the overall growth of the stablecoin industry.”

The strategy intends to target tokens that support stablecoin issuance and infrastructure, combining the potential for long-term capital appreciation with consistent yield generation. Many of these assets are expected to deliver returns from both embedded yields and long-term price appreciation, as adoption of stablecoin is expected to accelerate globally.

“We expect the stablecoin industry to grow exponentially over the next several years,” said Mr. Altucher. “We are taking a ‘picks and shovels’ approach to building a highly differentiated token-based portfolio that directly tracks this expected stablecoin industry growth. As Treasury Secretary Scott Bessent recently stated, the global stablecoin market — currently around $250 billion — could reach $3.7 trillion by 2030. AYRO’s bold vision positions it to become a pure proxy on this anticipated growth.”

The Company will provide updates on specific tokens as it executes its strategy. The Company also intends to raise additional capital to support its efforts.

AYRO intends to change its name and ticker symbol in accordance with its digital asset treasury strategy. A new corporate website is also under development. More information will be available in the short term. AYRO is committed to providing transparent updates on treasury/crypto holdings and yields periodically in press releases, events and 10-Q and 10-K filings with the SEC.

Private Placement Financing

AYRO also announced that it entered into securities purchase agreements for a $7 million financing with certain investors including James Altucher, involving the sale in a private placement of 7,000 shares of its newly designated Series I convertible preferred stock (“preferred stock”), with a stated value of $1,000 per share, convertible into shares of the Company’s common stock and warrants to purchase 875,000 shares of common stock, which is expected to close on or about August 7, 2025 subject to the satisfaction of customary closing conditions.

The shares preferred stock have an initial conversion price of $8.00 per share. The warrants are exercisable immediately upon issuance, have an initial exercise price of $8.00 per share and expire five years from the date of issuance. The full conversion of the preferred stock and the full exercise of the accompanying warrants are subject to stockholder approval.

The financing and consulting agreement with Mr. Altucher will be more fully disclosed in the Company’s Current Report on Form 8-K to be filed with the SEC on or about August 5, 2025.

Palladium Capital Group, LLC and GP Nurmenkari Inc. are acting as the non-exclusive placement agents in connection with the private placement.

The securities in the private placement were offered and sold in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws.

This press release is not an offer to sell, or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This press release may contain forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any expected future results, performance, or achievements. Words such as “anticipate,” “believe,” “could,” “estimate,” “intend,” “expect,” “may,” “plan,” “will,” “would” and their opposites and similar expressions are intended to identify forward-looking statements and include our ability to raise sufficient capital to acquire $100 million in crypto assets, the completion of the private placement and the satisfaction of customary closing conditions related to the private placement, the development and launch of the AYRO Vanish, the success of the Company’s strategic review and the success of any new ventures it may pursue, including its digital asset strategy. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, without limitation: AYRO’s success depends on its ability to complete the development of and successfully introduce new products; AYRO’s ability to determine new investment opportunities and its success in creating stockholder value; AYRO’s ability to execute its new business strategy with respect to digital assets; the effect that the reverse stock split may have on the price of AYRO’s common stock; AYRO’s ability to regain and maintain compliance with the Nasdaq Stock Market’s listing standards; AYRO may experience delays in the development and introduction of new products; the ability of AYRO’s suppliers to deliver parts and assemble vehicles; the ability of the purchaser to terminate or reduce purchase orders; AYRO has a history of losses and has never been profitable, and AYRO expects to incur additional losses in the future and may never be profitable; AYRO faces risks associated with litigation and claims; AYRO may be unable to replace lost manufacturing capacity on a timely and cost-effective basis, which could adversely impact its operations and ability to meet delivery timelines; the market for AYRO’s products is developing and may not develop as expected and AYRO, accordingly, may never meet its targeted production and sales goals; AYRO’s limited operating history makes evaluating its business and future prospects difficult and may increase the risk of any investment in its securities; AYRO may experience lower-than-anticipated market acceptance of its vehicles; developments in alternative technologies or improvements in the internal combustion engine may have a materially adverse effect on the demand for AYRO’s electric vehicles; the markets in which AYRO operates are highly competitive, and AYRO may not be successful in competing in these industries; AYRO may become subject to product liability claims, which could harm AYRO’s financial condition and liquidity if AYRO is not able to successfully defend or insure against such claims; increases in costs, disruption of supply or shortage of raw materials, in particular lithium-ion cells, chipsets and displays, could harm AYRO’s business; AYRO may be required to raise additional capital to fund its operations and any new endeavors, and such capital raising may be costly or difficult to obtain and could dilute AYRO’s stockholders’ ownership interests, and AYRO’s long term capital requirements are subject to numerous risks; AYRO may fail to comply with evolving environmental and safety laws and regulations; and AYRO is subject to governmental export and import controls that could impair AYRO’s ability to compete in international market due to licensing requirements and subject AYRO to liability if AYRO is not in compliance with applicable laws. A discussion of these and other factors with respect to AYRO is set forth in our most recent Annual Report on Form 10-K and subsequent reports on Form 10-Q. Forward-looking statements speak only as of the date they are made and AYRO disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For investor inquiries:

CORE IR
investors@ayro.com
516-222-2560